UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 8, 2022

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50912	88-0225318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Legacy Drive, Suite 400, Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 963-2644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 8, 2022, American International Holdings Corp. (the “Company”, “we” and “us”) issued a press release announcing that it has engaged the RedChip Companies (“RedChip”) to lead its investor relations efforts. A copy of the press release is furnished as Exhibit 99.1 hereto. The agreement with RedChip has a term of two months (through March 31, 2022), and we agreed to pay RedChip a monthly fee in cash per month and to reimburse certain business expenses of RedChip, during the term of the agreement for investor relations and other related services agreed to be provided by RedChip.

The information contained in this Item 7.01 of this Current Report and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K, contains forward-looking statements, including within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. These statements also involve known and unknown risks, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description of Exhibit
99.1*	Press Release Dated February 8, 2022
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL HOLDINGS CORP.

Dated: February 8, 2022	By:	/s/ Jacob D. Cohen
	Name:	Jacob D. Cohen
Chief Executive Officer